EXHIBIT 4.1 - SPECIMEN SHARE CERTIFICATE
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}{                                                                   }{
}{                        VITA EQUITY, INC.                          }{
}{                                                                   }{
}{        INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA         }{
}{    50,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE    }{
}{                                                                   }{
}{               NUMBER                                     SHARES   }{
}{  This         ------                                     ------   }{
}{  certifies                                                        }{
}{  that                                                             }{
}{                                                                   }{
}{                                                                   }{
}{  is the owner of                                                  }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF    }{
}{                                                                   }{
}{                        VITA EQUITY, INC.                          }{
}{                                                                   }{
}{ transferable on the books of the corporation in person or }{ }{ by duly authorized attorney upon surrender of this certificate }{ }{ properly endorsed. This certificate and the shares represented }{ }{ hereby are subject to the laws of the State of Nevada, and to the}{ }{ Certificate of Incorporation and Bylaws of the Corporation as now}{ }{ or hereafter amended. This certificate is not valid unless }{
}{ countersigned  by the Transfer  Agent.                            }{
}{                                                                   }{
}{ WITNESS the facsimile seal of the Corporation and the signature   }{
}{ of its duly authorized officers                                   }{
}{                                                                   }{
}{                                                                   }{
}{ DATED                                                             }{
}{                                                                   }{
}{       The shares of stock represented by this certificate have not}{
}{       been registered under the Securities Act of 1933, as amended}{
}{       and  may  not  be  sold  or  otherwise   transferred        }{
}{       unless compliance with the registration  provisions of such }{
}{       Act has been made or unless  availability  of anexemption   }{
}{       from such registration provisions has been established, or  }{
}{       unless sold pursuant to rule 144 under the Securities Act of}{
}{       1933.                                                       }{
}{                                                                   }{
}{                                                                   }{
}{        /s/ Dwight Webb                                            }{
}{             PRESIDENT/        (SEAL)                              }{
}{             SECRETARY                                             }{
}{                                                                   }{
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